UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

December 23, 2009

EQUICAP, INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other Jurisdiction of Incorporation or Organization)

000-31091	224 Tianmushan Road, Zhongrong Chengshi Huayuan 5-1-602, Zhangzhou, P.R. China 310007	33-0652593
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

909-697-2111
(Registrant’s telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01  Other Events.

On December 16, 2009, Equicap, Inc., a Nevada corporation (“Equicap”), its wholly owned subsidiary, Usunco Automotive Limited, a British Virgin Islands company (“Usunco”), and its wholly owned subsidiary Zhongchai Holding (Hong Kong) Limited, a Hong Kong company (Zhongchai Holding”), took action to approve transfer of the shares of Zhejiang Zhongchai Machinery Co., from Usunco to Zhongchai Holding.  The transfer was completed on December 23, 2009.

The purpose of the transfer was to take advantage of the tax treaty between the Peoples Republic of China and the Special Administrative Region of Hong Kong which reduces the withholding tax rate imposed by the PRC on payments to entities outside of China.

Both Usunco and Zhongchai Holding are wholly owned subsidiaries of Equicap and will continue as wholly owned subsidiaries.  Usunco will no longer have any assets, all of such assets having been transferred to Zhongchai Holding, and therefore it may be dissolved in the future.

The consolidated financial statements will continue to account for Zhejiang Zhongchai Machinery Co., in the same manner as before the transfer of the ownership as a consolidated entity.  Shareholder approval by the shareholders of Equicap was not required under Nevada law, as there was no sale of all or substantially all the assets of Equicap. The shareholder ownership and shareholder rights of Equicap remain the same as before the transaction.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
None.

(b)	Pro forma financial information.
None.

(c)	Exhibits.
None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Equicap, Inc.
(Registrant)

Date: December 23, 2009	By:	/s/ Peter Wang
Pewter Wang, President